                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO
                       STOCKHOLDERS AGREEMENT BY AND AMONG
            GENERAL MILLS, INC., GRAMET HOLDINGS CORP. AND DIAGEO PLC
                             (the "FIRST AMENDMENT")


         Pursuant to Section 8.3 of the Stockholders Agreement by and among General Mills, Inc., Gramet Holdings Corp. and Diageo plc, dated as of October 31, 2001 (the "Stockholders Agreement") and for good and valuable consideration:

               1.   The Stockholders Agreement is hereby amended to add new
                    Section 8.13 as follows:

         Section 8.13. Call Option Agreement. None of (1) the negotiation and entry into the Call Option Agreements or (2) any transaction contemplated thereunder shall constitute a breach of this Agreement. If General Mills purchases Common Stock pursuant to the Call Option Agreements prior to September 22, 2005 (such Common Stock, the "Purchased Option Stock"), the Shareholder Group may at any time and from time to time prior to September 22, 2005, elect in its discretion to have the Purchased Option Stock included in or not included in its holdings of Common Stock for purposes of Section 4.2 and Article V.

               2.   The Stockholders Agreement is hereby amended to restate
                    Section 3.6 as follows:

         Section 3.6. By-Up Right. Notwithstanding anything to the contrary contained in Section 3.1, in the event that the Company proposes to issue shares of Common Stock such that upon issuance thereof the Shareholder Group's ownership of Common Stock would be diluted below 20% of the outstanding shares of Common Stock, the Shareholder Group shall be permitted to purchase from third parties, in private transactions or transactions effected on the NYSE, up to an aggregate, for all such purposes, of the sum of (a) 1% of the number of outstanding shares of Common Stock and (b) the number of shares of Common Stock purchased by the Company prior to September 29, 2005 pursuant to the "First Call Option" granted pursuant to the Call Option Agreement, dated October 23, 2002, by and between Diageo Midwest B.V. and the Company (together with the Call Option Agreement, dated October 28, 2002, the "Call Option Agreements").

         IN WITNESS HEREOF, the parties have caused this First Amendment to be duly executed by their respective authorized officers as of October 28, 2002.





                                        GENERAL MILLS, INC.


                                        By:
                                           ------------------------
                                           Name:
                                           Title:

                                        DIAGEO plc


                                        By:
                                           ------------------------
                                           Name:
                                           Title:

                                        GRAMET HOLDINGS CORP.


                                        By:
                                           ------------------------
                                           Name:
                                           Title: